UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20459

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

May 11, 2004 (May 6, 2004)
Date of Report (Date of earliest event reported)

TYLER TECHNOLOGIES, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-10485	75-2303920

(State or other	(Commission	(I.R.S. Employer
jurisdiction of	File Number)	Identification No.)
incorporation or
organization)

5949 Sherry Lane, Suite 1400
Dallas, Texas 75225

(Address of principal executive offices)

(972) 713-3700

(Registrant’s telephone number, including area code)

Item 5. Other Events.
Item 7. Financial Statements and Exhibits.
SIGNATURES
News Release

Item 5. Other Events.

On May 10, 2004, Tyler Technologies, Inc. issued the news release attached hereto as Exhibit 99.1, which news release is incorporated by reference herein.

Item 7. Financial Statements and Exhibits.

(c)	Exhibits

99.1	News Release issued by Tyler Technologies, Inc. dated May 10, 2004.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TYLER TECHNOLOGIES, INC.
Date: May 11, 2004	By:	/s/ Theodore L. Bathurst
Theodore L. Bathurst
Vice President and Chief Financial Officer (principal financial officer)